EXHIBIT 4.2

NUMBER PSB-1	SHARES 242

MEDIS TECHNOLOGIES LTD.

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
See Reverse for
Certain Definitions

THIS IS TO CERTIFY THAT           Volation Capital Partners LLC           IS THE OWNER OF  --Two Hundred Forty Two--   fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
DATED   July 1, 2009

The following abbreviations, when used in the in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

TEN CON      - as tenants in common

TEN ENT       - as tenants by the entireties

JT TEN       - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFERS MIN ACT-  _____________Custodian_____________
(Cust)                                       (Minor)
under Uniform Transfers to Minors Act ____________________________
                                                                                                (State)

Additional abbreviations may also be used though not in the above list

For value received __________ hereby sell, assign and transfer unto

Please insert Social Security or other
identifying number of assignee

(Please print or typewrite name and address including postal zip code of assignee)

__________________________shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________
In presence of __________________________

NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and / or rights.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.